SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                            DWS High Income Plus Fund

The following information is added to "The Fund's Main Investment Strategy" section of the prospectuses:

The fund may also invest up to 20% of its net assets in equity securities (including common stocks).

The following information is added to "The Main Risks of Investing in the Fund" section of the prospectuses:

Stock Market Risk. To the extent that the fund's portfolio includes equity securities and equity-related derivatives, the fund's portfolio may be adversely affected by the stock markets' general performance. Stock prices can be hurt by poor management and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.












               Please Retain This Supplement for Future Reference



                                                                     [Logo]DWS
                                                                       SCUDDER
December 17, 2007                                          Deutsche Bank Group